UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2014
Date of Report (Date of earliest event reported)

Erickson Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200 Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company,” and “Erickson” refer to Erickson Incorporated and its subsidiaries on a consolidated basis.

Item 7.01.     Regulation FD Disclosure.

We intend to use the materials attached hereto as Exhibit 99.1 in investor presentations from time to time. We have also posted the presentation materials on our company website at www.ericksonaviation.com.

Please refer to page 2 of Exhibit 99.1 for a discussion of certain forward-looking statements included in the presentation materials. These forward-looking statements involve risks and uncertainties, including activities, events or developments that we expect, believe or anticipate will or may occur in the future. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include risks and uncertainties regarding our safety record, the hazards associated with operating our fleet of aircraft, compliance with debt obligations, cancellations, reductions or delays in customer orders, our ability to collect on customer receivables, weather and seasonal fluctuations that impact our operations, increased competition, our reliance on a small number of large customers, the impact of government spending, the impact of product liability and product warranties, our ability to attract and retain qualified personnel, the impact of environmental regulations, our ability to accurately forecast financial guidance, convert backlog into revenues, and appropriately plan expenses, worldwide economic conditions, government regulation, our reliance on a small number of manufacturers, the necessity to effectively manage growth, keep pace with changes in technology, adequately protect our intellectual property, successfully enter new markets, manage international expansion, expand and diversify our customer base, expand and market manufacturing and maintenance, repair and overhaul services, the potential unionization of employees, the fluctuation in the price of fuel, our ability to access public or private debt markets, and our ability to successfully manage any future acquisitions. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission. Such filings are available on our website or at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description

99.1	Erickson Incorporated Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erickson Incorporated
Dated: September 17, 2014	By:	/s/ Edward Rizzuti
Edward Rizzuti Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No. Description

99.1	Erickson Incorporated Investor Presentation

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